SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 13, 2001


                            FIELDS TECHNOLOGIES, INC.

               (Exact Name of Registrant as Specified in Charter)

    Delaware      000-03718      (Commission File Number)   11-2050317

                 (State or Other Jurisdiction of Incorporation)
                        (IRS Employer Identification No.)


                     333 Main Street, Park City, Utah    84060
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's telephone number, including area code (435) 649-2221

                      Former Name: AmeriNet Group.com, Inc.
  Former Address: 2500 N. Military Trail, Suite 225, Boca Raton, Florida 33431
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On June 13, 2001, Fields Technologies, Inc., formerly known as AmeriNet Group.com, Inc. (the "Company") completed its acquisition of 98.76% of the outstanding common stock of Park City Group, Inc. from certain stockholders of Park City Group, Inc. (the "Park City Group Participants") pursuant to the terms of a Reorganization Agreement that was executed on May 31, 2001 (the "Reorganization Agreement"). On December 21, 2000, the Company's stockholders approved the acquisition of one or more businesses, whether or not characterized as reverse acquisitions and whether or not such transactions resulted in a change of control of the Company. Pursuant to the Reorganization Agreement, Park City Group, Inc. became a consolidated subsidiary of the Company and the Park City Group Participants became stockholders of the Company. The Company issued 109,623,600 shares (approximately 74% of the Company's currently outstanding stock) of restricted Company voting common stock to the Park City Group Participants and may issue approximately 74,000,000 additional shares (approximately 33% of the Company's outstanding stock if 74 million additional shares are issued) of restricted voting common stock upon additional Park City Group, Inc. share exchanges, Company private placement note defaults, Park City Group, Inc. preferred stock conversions, the Company incurring certain unindemnified expenses, and the Park City Group Participants earning certain performance shares. As a condition to the closing of the Reorganization Agreement, the Company was required to hold at least $1 million in either cash or notes receivable at closing. Consequently, prior to the closing of the Reorganization Agreement, the Company sold to certain accredited investors 12 million shares of Company common stock in a private placement at a price of $.17 per share. The closing of the private placement occurred simultaneously with the closing of the Reorganization Agreement. Immediately following the closing of the Reorganization Agreement, the Company had a total of 148,923,601 shares issued and outstanding. This change of control is the direct result of arms-length negotiations between otherwise unrelated parties, pursuant to which the Park City Group Participants obtained approximately 4.3 shares of newly issued Company common stock for every share of Park City Group, Inc. common stock held. Prior to the closing of the Reorganization Agreement, no single stockholder or control group owned more than 50% of the Company's voting rights.

     Pursuant to the terms of the Reorganization Agreement, the Company stockholders holding shares prior to the closing of the Reorganization Agreement have the right to designate one member of the Company's board of directors for a period of five years following the closing of the Reorganization Agreement. The initial designee is Edward Dmytryk, a member of the Company's Board of Directors since 1999.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     See Item 1 above.

     As a condition to the closing of the Reorganization Agreement (see Item 1 above), on June 13, 2001 and pursuant to a Superseder and Termination Agreement dated May 23, 2001, the Company disposed of all of its interest in Lorilei Communications, Inc., a Florida corporation, AmeriNet Communications, Inc., a Florida corporation, Trilogy International, Inc., a Florida corporation, Vista Vacations International, Inc., a Florida corporation and Wriwebs.com, Inc., a Florida corporation (the "Subsidiaries"). Except for cash and certain interests in securities that were transferred to Edward C. Dmytryk, as escrow agent, for disposition in accordance with the terms of certain agreements, the Company transferred all of its interest in the Subsidiaries to the Yankee Companies in exchange for Yankees terminating all of the Company's obligations or liabilities owed to it by the Company prior to the closing of the Reorganization Agreement. Yankees was formally a Company consultant. The Company's stockholders approved this disposition on December 21, 2000.

     The following paragraphs provide more information about Park City Group, Inc.

Background

     In May 1990, Park City Group, Inc. was incorporated in the state of Delaware under the name Riverview Software Group. The company name became Fields Software Group in July 1990 and Park City Group, Inc. in July 1993. Park City Group, Inc. has been under the continuous direction and leadership of Randall K. Fields, currently the CEO and President of Park City Group, Inc. Park City Group, Inc. has one wholly owned subsidiary, Fresh Market Manager, LLC.

     Park City Group, Inc.'s primary business is the development, support and consulting services of the suite of software applications marketed as ActionManager(TM) and an additional suite of applications marketed under the name of Fresh Market Manager.

     The information presented in the remainder of this document, including financial information, includes the activities and matters related to both Park City Group, Inc. and Fresh Market Manager, LLC and these companies are referred to collectively as Park City Group, except where identified individually.

Overview of Business

     Park City Group provides its customers in the retail and hospitality industries with a combination of patented technology, software solutions and services that are intended to automate managerial and administrative tasks. Park City Group's ActionManager(TM) and Fresh Market Manager applications are intended to improve the ability of management at all levels of an organization to manage day-to-day processes of business operations, to make informed decisions and to implement them quickly and efficiently. The software is intended to automate administrative tasks by placing actionable information and advice directly into the hands of decision-makers, enabling them to devote more time to customer-related activities. The applications are intended to enable customers to improve decision-making at all levels within their organization through rules-based systems that capture and distribute the skills and experience of their best managers.

Financial Information

     During the three months ended March 31, 2001, Park City Group had total unaudited proforma combined operating revenues of $1,388,570 and total unaudited proforma combined losses before income taxes and extraordinary items of $68,153. During the year ended December 31, 2000, Park City Group had total unaudited proforma combined operating revenues of $7,325,566 and total unaudited proforma combined income before income taxes and extraordinary items of $1,102,734. The unaudited proforma combined financial information is based upon available information and assumptions that Park City Group management believes are reasonable.

     Park City Group's management does not believe that historical operating results are necessarily a good indication of future performance. The Company will file Park City Group's financial statements by amendment no later than sixty (60) days following the required filing date of this form 8-K.

Factors That May Affect Park City Group's Future Results

     Park City Group operates in a highly competitive market that involves a number of risks, including, but not limited to the following:

Park City Group must hire and retain certain key personnel to sustain its business.

     The success of Park City Group is dependent upon the continuing availability and involvement of its founder, Randall K. Fields. The loss of Mr. Fields' services would adversely affect Park City Group's business. Park City Group currently maintains key man insurance on Mr. Fields' life in the amount of $10,000,000 but that amount would not be adequate to compensate Park City Group for the loss of Mr. Fields' services.

     Additionally, if Park City Group is unable to hire or retain qualified personnel, or if newly hired personnel fail to develop the necessary skills or to reach expected levels of productivity, Park City Group's ability to develop and market products will be weakened. The success of Park City Group also depends on the continued contributions of key management, programming, sales and marketing and professional services personnel.

Park City Group must timely develop new software solutions or enhancements to its existing products that are acceptable to the market and shipped to customers in a timely manner or sales may decline.

     If Park City Group is unable to develop new software solutions or enhancements to existing products on a timely and cost-effective basis, or if new products or enhancements do not achieve market acceptance, sales may decline. The life cycles of Park City Group products are difficult to predict because the market for these products is in a constant state of development and is characterized by rapid technological change and evolving customer needs. The introduction of products employing new technologies could render Park City Group's existing products or services obsolete and unmarketable.

     Because Park City Group's software employs and encourages changes in the way businesses manage their operations and communicate, the deployment of Park City Group's technology requires retailers to adopt a new approach that has yet to gain widespread acceptance in the retail industry. Companies that have already invested substantial resources in traditional software may be reluctant to adopt a new approach that may replace, limit or compete with their existing systems. In order to obtain market acceptance, Park City Group may need to expend significant funds on marketing to inform potential customers and the public of the nature of its products and the perceived benefits of using those products as effective alternatives to conventional products. There can be no assurance that Park City Group's products will achieve broad market acceptance. As is typical in the case of rapidly evolving markets, demand and market acceptance for Park City Group's products is subject to a high level of uncertainty.

     Park City Group may fail to introduce or deliver new products on a timely basis, if at all. In the past, Park City Group has experienced delays in the commencement of commercial shipments of enhancements to its products. If Park City Group is unable to ship or implement enhancements to its products when planned, or fails to achieve timely market acceptance of these enhancements, Park City Group may suffer lost sales and could fail to increase or maintain revenues. Future operating results of Park City Group will depend on demand for its products, including new and enhanced releases.

     Park City Group's future operating results may be below expectations due to its revenue recognition policies and its long and variable sales cycle.

     Park City Group has developed revenue recognition policies that are in accordance with generally accepted accounting principles. These policies recognize revenues in the period earned and when services are actually performed which does not necessarily coincide with the period in which contracts are signed or payments received. New contracts may not result in revenues in the period in which the contract is signed or payment received. Accordingly, Park City Group may not be able to predict accurately when revenues from these contracts will be recognized.

     The period between initial contact with a prospective customer and sale of Park City Group products and services varies, but is typically four to seven months. The licensing of Park City Group products is often an enterprise-wide decision by customers that involves a significant commitment of resources by Park City Group and the customer. Prospective customers generally consider a wide range of issues before committing to purchase Park City Group products, including product benefits, cost and time of implementation, ability to operate with existing and future computer systems, ability to accommodate increased transaction volume and product reliability. As part of the sales process, Park City Group spends a significant amount of resources informing prospective customers about the use and benefits of its products, which may not result in a sale, therefore reducing the profitability of Park City Group. As a result of this sales cycle, Park City Group revenues are unpredictable and could vary significantly from period to period causing operating results to also vary significantly from period to period.

     Park City Group's revenues could be adversely impacted if it loses any of its current customers because it is dependent upon a relatively small number of customers.

     A relatively small number of customers account for a significant portion of Park City Group's total revenues. The loss or delay of individual orders could have a significant impact on revenues and operating results. Park City Group expects that revenues from a limited number of new customers will continue to account for a large percentage of total revenues in future periods. Park City Group's ability to attract new customers will depend on a variety of factors, including the performance, quality, features and price of current and future products. Park City Group's failure to add new customers that make significant purchases of its products and services would reduce its future revenues.

     To continue to grow licensing revenues in future periods, Park City Group will need to attract new customers and achieve acceptance of its specialized software.

     Most of the revenues of Park City Group are derived from the license of its software solutions and related maintenance contracts. Once Park City Group has recognized revenue from licensing its software to a customer, Park City Group may not receive recurring licensing revenues from this customer. Although Park City Group may subsequently receive ongoing upgrade or service and maintenance revenue from a customer to whom it has licensed products, this upgrade or service and maintenance revenue is generally substantially less than the revenue derived from the license. Therefore, in order for Park City Group to grow licensing revenues in future periods it will need to complete the sale of its products to new customers with whom Park City Group may not have pre-existing relationships.

     Park City Group's profitability may suffer in the short-term if it converts offering its ActionManager(TM) products from a licensing basis to an ASP basis, and in the long-term if the market does not accept ASP.

     Park City Group is currently in the process of evaluating the possibility of offering its ActionManager(TM) products to new customers on an Application Solution Provider (ASP) basis. This would result in a monthly charge for use of Park City Group's software products rather than a one-time, up-front license fee plus an annual maintenance contract. If Park City Group adopts this sales and marketing approach, and to the extent that customers rapidly adopt that strategy, it will over the short term reduce revenues and profitability. However, to the extent that customers accept this sales and marketing approach, overall revenues and corresponding profit and cash flow should be more consistent, even in the long term. Conversely, the licensing approach has created uneven and less predictable revenues. The ASP sales and marketing approach should improve Park City Group's ability to predict revenues, net income and related cash flow and manage costs and overall business activities in a more consistent and manageable approach. However, there is no assurance that such an approach will be accepted by potential ActionManager(TM) customers or that the ultimate result of marketing these products in this manner will accomplish the desired results.

     The current market for ASP type deployments of software products has slowed industry wide in growth as companies are reevaluating their trust in having sensitive information housed in the hands of a service provider. Should this trend continue, there would be an impact on the deployment of the Fresh Market Manager software applications and Park City Group's plans to implement the ASP sales and marketing approach with the ActionManager(TM) products. The alternative of licensing the various software applications has a much higher up front licensing costs and would therefore require more justification by the prospective customer. This type of justification and the related evaluation would impact the speed at which prospective customers will be willing to commit to licensing software and may have an impact on Park City Group's revenue.

     A significant shift between Park City Group's service and maintenance revenue and software license revenues could adversely affect gross margins.

     A significant shift in Park City Group's revenue mix away from license revenues to service and maintenance revenues would adversely affect gross profit. Revenues derived from services and maintenance provided by Park City Group has substantially lower gross profit than revenues derived from licensing its software products. The revenue attributable to services and maintenance as a percentage of overall revenues is subject to significant variation based on the structure and pricing of future arrangements Park City Group enters into with customers. An increase in the percentage of Park City Group's total revenues generated by services and maintenance with a corresponding decrease in license revenues could adversely affect overall gross profits.

     If Park City Group acquires new companies, products or technologies, or does not effectively manage growth, its present operations may be disrupted.

     Park City Group intends to make investments in or acquire complementary companies, products and technologies. Park City Group's management has limited organizational experience in acquiring and integrating businesses and will need to develop the relevant skills if Park City Group is to be successful in realizing the benefits of future transactions. Assimilating the operations of any company that Park City Group acquires may be difficult and time consuming. In addition, Park City Group may be unsuccessful in retaining the key personnel of any acquired company. Assimilating the employees of an acquired company could prove to be difficult and time consuming due to conflicting corporate cultures and geographically dispersed offices. Moreover, Park City Group does not know and cannot currently predict the accounting treatment of any future acquisition, in part because Park City Group cannot be certain what accounting regulations, conventions or interpretations may prevail in the future. If Park City Group acquires complementary technologies or products, Park City Group could experience difficulties assimilating these technologies or products into its operations. These difficulties could disrupt Park City Group's ongoing business, distract its management and employees and increase expenses. Furthermore, Park City Group may have to incur debt or issue equity securities to pay for any future acquisitions.

     To manage the expected growth of operations and personnel, Park City Group will be required to establish a flexible business infrastructure, including in-house systems for processing transactions; continually implement new and improved transaction-processing, operational and financial systems, procedures and controls; and expand, train and manage Park City Group's employee base. Park City Group will also be required to expand its finance, administrative and operations staff. Further, Park City Group's management team will be required to maintain and expand relationships with various third parties necessary to its business, particularly with respect to proposed advertising and marketing activities. There can be no assurance that current and planned personnel, systems, procedures and controls will be adequate to support future operations or that Park City Group's management team will be able to hire, train, retain, motivate and manage required personnel or that the management team will be able to successfully identify, manage and exploit existing and potential market opportunities. If Park City Group is unable to manage growth effectively, its business, prospects, financial condition and results of operations will be harmed.

     Park City Group may discover software errors in its products that may result in a loss of revenues or injury to its reputation.

     Errors may be found from time to time in Park City Group's existing, new or enhanced products after commencement of commercial shipments, resulting in loss of revenues or injury to its reputation. In the past, Park City Group has discovered software errors in its products and, as a result, has experienced delays in the shipment of products. Errors in Park City Group products may be caused by defects in third-party software incorporated into Park City Group products. If so, Park City Group may not be able to fix these defects without the cooperation of these software providers. Since these defects may not be as significant to the software provider as they are to Park City Group, Park City Group may not receive the rapid cooperation that may be required. Park City Group may not have the contractual right to access the source code of third-party software and, even if Park City Group does have access to the source code, Park City Group may not be able to fix the defect. Since Park City Group customers use its products for critical business applications, any errors, defects or other performance problems could result in damage to the customers' business. These customers could seek significant compensation from Park City Group for their losses. Even if unsuccessful, a product liability claim brought against Park City Group would likely be time consuming and costly.

     Park City Group may experience online security breaches of customer data that may result in a loss of revenue or injury to its reputation.

     A significant barrier to online communications is the need for the secure transmission of confidential information over public networks. There can be no assurance that advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments will not result in a compromise or breach of the algorithms used by Park City Group to protect customer transaction data. If any such compromise of security were to occur, it could have a material adverse effect on the reputation, business, prospects, financial condition and results of operations of Park City Group. Park City Group may be required to expend significant capital and other resources to protect against such security breaches or to alleviate problems caused by such breaches. To the extent that the activities of Park City Group involve the storage and transmission of proprietary information, security breaches could damage Park City Group's reputation and expose it to a risk of loss or litigation and possible liability. There can be no assurance that Park City Group's security measures will prevent security breaches or that failure to prevent such security breaches will not have a material adverse effect on Park City Group's business, prospects, financial condition and results of operations.

     Park City Group's potential inability to increase its direct sales force could prevent anticipated growth in future sales of products.

     Park City Group's future growth depends upon the ability of its direct sales force to develop customer relationships and increase sales. Park City's ability to increase sales will depend on its ability to recruit, train and retain quality sales people who are able to target customers' senior management, and who can productively generate and service large accounts.

     There is a shortage of the sales personnel Park City Group needs and competition for qualified personnel is intense. In addition, it will take time for new sales personnel to achieve full productivity. If Park City Group is unable to hire or retain qualified sales personnel, or if newly hired sales personnel fail to develop the necessary skills or to reach productivity when anticipated, Park City Group may not be able to increase the sales of its products.

     Park City Group's failure to expand into international markets could slow expected revenue growth.

     To date, Park City Group has generated limited revenues from sales outside the United States. If Park City Group fails to maintain or increase sales of its products in international markets, Park City Group could experience slower revenue growth, and business could be harmed. Park City Group anticipates that it will devote significant resources and management attention to expanding international opportunities. Expanding internationally subjects Park City Group to a number of risks, including:

     o    Greater difficulty in staffing and managing foreign operations;

     o Changes in a specific country's or region's political or economic conditions;

     o    Expenses associated with localizing Park City Group products;

     o    Differing intellectual property rights;

     o    Protectionistic   laws  and  business   practices   that  favor  local
          competitors;

     o Longer sales cycles and collection periods or seasonal reductions in business activity;

     o    Multiple,  conflicting  and changing laws and government  regulations;
          and

     o    Foreign currency restrictions and exchange rate fluctuations.

     Park City Group incorporates many third party software providers' licensed technologies into its products, the loss of which could prevent sales of Park City Group's products or increase its costs due to more costly substitute products.

     Park City Group licenses technologies from third party software providers that are incorporated into its products. Park City Group anticipates that it will continue to license technologies from third parties in the future. The loss of these technologies or other third-party technologies could prevent sales of Park City Group products and increase its costs until substitute technologies, if available, are developed or identified, licensed and successfully integrated into Park City Group products. Even if substitute technologies are available, there can be no guarantee that Park City Group will be able to license these technologies on commercially reasonable terms, if at all.

     Park City Group must continue to serve customers with a wide variety of hardware, software applications, or computer systems or revenues may suffer.

     Park City Group currently serves a customer base that uses a wide variety of constantly changing hardware, software applications and operating systems. Park City Group products will only gain broad market acceptance if it can continue to support a wide variety of retailers' technology platforms. If Park City Group products are unable to support a variety of these platforms, revenues would be harmed.

     The software products of Park City Group have been developed to work with most computer operating systems. In addition, Park City Group's various software products interface with many of the most common database and other business applications software. As changes are made to these other software applications, Park City Group may be required to make changes to its software products that could require significant additional cost.

     An inability to handle large numbers of transactions could damage Park City Group's reputation and impair sales of its products.

     The products of Park City Group must be able to accommodate a large number of transactions, customers and product offerings. Large-scale usage presents significant technical challenges that are difficult or impossible to predict. To date, Park City Group products have been deployed by a limited number of customers and, therefore, there is no assurance that the Park City Group products will be able to meet customer demands for large-scale usage. If customers experience difficulty with Park City Group products during periods of high traffic or usage, it could damage Park City Group's reputation and reduce revenues. In addition, the number of transactions that Park City Group software platforms can handle is generally dependent on the level of investment a customer makes in computer equipment. If Park City Group customers fail to adequately budget for the costs of scaling their operations as the number of transactions they process grows, they may resist the further investment required for Park City Group's software platform to operate effectively. In such event, Park City Group's reputation could be harmed and customers may seek to implement alternative solutions that may be offered by competitors.

     Revenues may be adversely affected if Park City Group is unable to deal effectively with market competition.

     There are limited barriers to develop products and enter markets in which Park City Group is involved so it is likely that the number of competitors will increase. Park City Group believes that the principal competitive factors in its market are brand recognition, content quality, ease of navigation, personalized services, convenience, price, accessibility, customer service, reliability and speed of fulfillment. Some of Park City Group's potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources than Park City Group. Increased competition may result in reduced operating margins, loss of market share and a diminished brand acceptance. There can be no assurance that Park City Group will be able to compete successfully against future competitors, and competitive pressures faced by it may have a material adverse effect on its business, prospects, financial condition and results of operations. Park City Group may experience increased competitive pressures due to new technologies and the expansion of existing technologies.

     Park City Group's development, protection and defense of third party infringement claims related to intellectual property could be costly.

     The success of Park City Group depends on its ability to develop and protect existing and new proprietary technology and intellectual property rights. Park City Group seeks to protect its software, documentation and other written materials primarily through a combination of trade secret, trademark and copyright laws, confidentiality procedures and contractual provisions. While Park City Group attempts to safeguard and maintain its proprietary rights, it does not know whether it has been or will be completely successful in doing so. Further, Park City Group's competitors may independently develop or patent technologies that are substantially equivalent or superior to Park City Group's.

     Despite Park City Group's efforts to protect its proprietary rights, unauthorized parties may attempt to copy aspects of its products or obtain and use information that Park City Group regards as proprietary. To license certain of its products, Park City Group may rely in part on "shrink wrap" or "point and click" licenses that are not signed by the end-user and, therefore, may be unenforceable under the laws of certain jurisdictions. Policing unauthorized use of its products is difficult. While Park City Group is unable to determine the extent to which piracy of its software exists, software piracy can be expected to be a persistent problem, particularly in foreign countries where the laws may not protect proprietary rights as fully as in the United States. Park City Group can offer no assurance that its means of protecting its proprietary rights will be adequate or that its competitors will not reverse engineer or independently develop similar technology.

     There has been a substantial amount of litigation in the software industry regarding intellectual property rights. It is possible that in the future, third parties may claim that Park City Group or its current or potential future products infringe upon their intellectual property rights. Park City Group expects that software product developers and providers of electronic commerce solutions will increasingly be subject to infringement claims as the number of products and competitors in its industry segment grows and the functionality of products in different industry segments overlaps. Any claims, with or without merit, could be time-consuming, result in costly litigation, cause product shipment delays or require Park City Group to enter into royalty or licensing agreements. Royalty or licensing agreements, if required, may not be available on terms acceptable to Park City Group or at all, which could seriously harm its business.

ITEM 5.  OTHER EVENTS

     In conjunction with the closing of the Reorganization Agreement, all Company executive officers and directors, except Edward Dmytryk, resigned from the Company effective immediately upon the closing. Prior to the closing, the Company directors appointed Randall K. Fields to serve as a director of the Company together with continuing director Edward Dmytryk. Mr. Fields is the founder of Park City Group and has been its Chairman of the Board, President and Chief Executive Officer from the inception of Park City Group in 1990. He was a co-founder of Mrs. Fields Inc. in 1977 and was its Chairman until February 1992. The resigning directors may be replaced by designees of Randall K. Fields. Additionally, the new Company board of directors has replaced all of the resigning Company officers. The new board of directors has appointed Randall K. Fields as the Company's President and Chief Executive Officer and Narayan Krishnan as the Company's Secretary. Mr. Krishnan is Park City Group's Chief Financial Officer. He has approximately seven years of experience in corporate finance. Randall K. Fields has an employment agreement with Park City Group.

     On June 20, 2001, the Company filed with the Secretary of State of the State of Delaware, a Certificate of Amendment of Certificate of Incorporation changing its name from AmeriNet Group.com, Inc. to Fields Technologies, Inc. The Company stockholders approved a name change on December 21, 2000.


CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     The above discussion in Items 1, 2 and 5 contains forward-looking statements that involve risks and uncertainties. Words such as "may," "estimates," "expects," "anticipates," "plans," "believes," "projects," and similar expressions identify forward-looking statements. These risks and uncertainties include, but are not limited to, the described factors that may affect Park City Group's future results, the dilutive effect to current Company stockholders due to the issuance of an unknown number of additional shares of Company common stock, the outcome of the replacement of resigning directors, the challenges presented by integrating Park City Group into the Company and the accuracy of the assumptions and adjustments in the proforma combined financial information included in this report. Forwarding-looking statements express expectations of future events. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Past performance is not indicative of future performance. Due to these inherent uncertainties, investors or potential investors in the Company's securities are urged not to place undue reliance on forward-looking statements or on the financial statements or proforma financial statements to be included herein. In addition, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to projections over time.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) Financial Statements of Business Acquired - will be filed by amendment no later than sixty (60) days after the date this filing is required.

    (b) Pro Forma Financial Information - will be filed by amendment no later than sixty (60) days after the date this filing is required.

    (c)   Exhibits

          Exhibit Number    Description

             2.1            Reorganization   Agreement  dated   May   31,   2001
                            between   AmeriNet   Group.com,   Inc.,  Randall  K.
                            Fields  and  Riverview   Financial Corp.

             2.2            First Amendment  to  Reorganization  Agreement dated
                            June 11, 2001   between AmeriNet   Group.com,  Inc.,
                            Randall K.  Fields  and Riverview Financial Corp.

             2.3 Second Amendment to Reorganization Agreement dated June 13, 2001 between AmeriNet Group.com
                            Inc.,  Randall K.  Fields  and  Riverview  Financial
                            Corp.

             2.4            Accession   Agreement   dated   June   5,  2001   by
                            Lee Bowman

             2.5            Accession  Agreement  dated  June  8,2001 by William
                            R. Jones and Lois H. Jones

             2.6            Accession   Agreement   dated  J une   5,  2001   by
                            Anthony M. Frank

             2.7            Accession   Agreement  dated  June  7,  2001 by Paul
                            Quinn

             2.8            Accession   Agreement  dated  June  7, 2001 by Larry
                            C. Holman

             2.9            Share  Exchange  Agreement   dated  June  11,   2001
                            between  AmeriNet  Group.com,  Inc.  and   Riverview
                            Financial Corp.

             2.10           Indemnification  Agreement   dated  June  8,    2001
                            between     Carrington    Capital   Corporation  and
                            AmeriNet Group.com, Inc.

             3.1            Certificate     of     Amendment    of   Certificate
                            of   Incorporation    of  AmeriNet  Group.com,  Inc.
                            filed June 20, 2001

             3.2            Certificate   of   Amendment of     Certificate   of
                            Incorporation   of  AmeriNet   Group.com, Inc. filed
                            June 7, 2001

             99.1           Superseder  and   Termination   Agreement    between
                            AmeriNet Group.com, Inc. and The Yankee Companies, Inc. dated May 23, 2001

             99.2           Employment   Agreement   between  Park   City Group,
                            Inc.  and   Randall   K. Fields   dated    effective
                            January 1, 2001

             99.3           Agreement    Michael   Umile  and    Bruce   Gleason
                            dated April 15, 2001

             99.4           Superseder Agreement between AmeriNet Group.com,Inc.
                            and  Bolena  Trading  Corp.,S.A. dated  May 24, 2001

             99.5           Information  Services  Agreement  between  Coast  to
                            Coast Realty  Group,  Inc. and   AmeriNet  Group.com
                            Inc. dated March 6, 2001

             99.6 Agreement between AmeriNet Group.com, Inc. and The Yankees Companies, Inc. dated March 19, 2001

              9.7 Agreement between AmeriNet Group.com, Inc., PriMed Technologies, Inc., the Yankees Companies, Inc., Park City Group, Inc. and Liberty Transfer Company dated May 30, 2001.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIELDS TECHNOLOGIES, INC.


Date:  June 28, 2001,             By: /s/ Randall K. Fields
                                          Randall K. Fields
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

        Exhibit Number      Description
             2.1            Reorganization   Agreement  dated   May   31,   2001
                            between   AmeriNet   Group.com,   Inc.,  Randall  K.
                            Fields  and  Riverview   Financial Corp.

             2.2            First Amendment  to  Reorganization  Agreement dated
                            June 11, 2001   between AmeriNet   Group.com,  Inc.,
                            Randall K.  Fields  and Riverview Financial Corp.

             2.3 Second Amendment to Reorganization Agreement dated June 13, 2001 between AmeriNet Group.com
                            Inc.,  Randall K.  Fields  and  Riverview  Financial
                            Corp.

             2.4            Accession   Agreement   dated   June   5,  2001   by
                            Lee Bowman

             2.5            Accession  Agreement  dated  June  8,2001 by William
                            R. Jones and Lois H. Jones

             2.6            Accession   Agreement   dated  J une   5,  2001   by
                            Anthony M. Frank

             2.7            Accession   Agreement  dated  June  7,  2001 by Paul
                            Quinn

             2.8            Accession   Agreement  dated  June  7, 2001 by Larry
                            C. Holman

             2.9            Share  Exchange  Agreement   dated  June  11,   2001
                            between  AmeriNet  Group.com,  Inc.  and   Riverview
                            Financial Corp.

             2.10           Indemnification  Agreement   dated  June  8,    2001
                            between     Carrington    Capital   Corporation  and
                            AmeriNet Group.com, Inc.

             3.1            Certificate     of     Amendment    of   Certificate
                            of   Incorporation    of  AmeriNet  Group.com,  Inc.
                            filed June 20, 2001

             3.2            Certificate   of   Amendment of     Certificate   of
                            Incorporation   of  AmeriNet   Group.com, Inc. filed
                            June 7, 2001

             99.1           Superseder  and   Termination   Agreement    between
                            AmeriNet Group.com, Inc. and The Yankee Companies, Inc. dated May 23, 2001

             99.2           Employment   Agreement   between  Park   City Group,
                            Inc.  and   Randall   K. Fields   dated    effective
                            January 1, 2001

             99.3           Agreement    Michael   Umile  and    Bruce   Gleason
                            dated April 15, 2001

             99.4           Superseder Agreement between AmeriNet Group.com,Inc.
                            and  Bolena  Trading  Corp.,S.A. dated  May 24, 2001

             99.5           Information  Services  Agreement  between  Coast  to
                            Coast Realty  Group,  Inc. and   AmeriNet  Group.com
                            Inc. dated March 6, 2001

             99.6 Agreement between AmeriNet Group.com, Inc. and The Yankees Companies, Inc. dated March 19, 2001

             99.7 Agreement between AmeriNet Group.com, Inc., PriMed Technologies, Inc., the Yankees Companies, Inc., Park City Group, Inc. and Liberty Transfer Company dated May 30, 2001